EXHIBIT 23.2

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 18, 1997, included in Action Performance Companies, Inc.'s Form 10-K/A for the year ended September 30, 1997, and to all references to our firm included in this registration statement.

Phoenix, Arizona
  July 16, 1998                           /s/  ARTHUR ANDERSEN LLP